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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 4, 1996



                   ContiMortgage Home Equity Loan Trust 1996-2
          (filed on its behalf by ContiSecurities Asset Funding Corp.)
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             New York                 33-99340            Application Pending
  -----------------------------      ----------           -------------------
  (State or Other Jurisdiction)      (Commission            (I.R.S. Employer
        of Incorporation)            File Number)          Identification No.)


c/o Manufacturers and Traders Trust Company
           One M & T Plaza
          Buffalo, New York                                     14240
      --------------------------                          -------------------
       (Address of Principal                                  (Zip Code)
         Executive Offices)


        Registrant's telephone number, including area code (716) 842-4217
                                                           --------------


                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

              20.1         Audited   Financial   Statements  of  MBIA  Insurance
                           Corporation dated December 31, 1995 and December 31, 1994.

              23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation.

              99.1 Computational Materials provided by CS First Boston in connection with sales efforts related to the Registrant's securities.

              99.2         Computational  Materials provided by Merrill Lynch in
                           connection   with  sales   efforts   related  to  the
                           Registrant's securities.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONTISECURITIES ASSET FUNDING CORP.,
                                                 as Depositor


                                            By:      /s/ James E. Moore
                                               ---------------------------------
                                                    Name: James E. Moore
                                                    Title:  President

                                            By:     /s/ Jerome M. Perelson
                                               ---------------------------------
                                                   Name:  Jerome M. Perelson
                                                   Title:  Vice President



Dated:  June 6, 1996


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                                  EXHIBIT INDEX


Exhibit No.    Description

20.1           Audited Financial Statements of MBIA Insurance
               Corporation dated December 31, 1995 and
               December 31, 1994.

23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation.

99.1 Computational Materials provided by CS First Boston in connection with sales efforts related to the Registrant's securities.

99.2 Computational Materials provided by Merrill Lynch in connection with sales efforts related to the Registrant's securities.



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